Treasury Stock	12 Months Ended
Dec. 31, 2019
Treasury Stock
21.	TREASURY STOCK
In September, 2018, the Board of Directors of the Company authorized another share repurchase plan (the “2018 Share Repurchase Plan”) under which the Company may repurchase up to US$100 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time within one year. As of December 31, 2018, the Company had repurchased under the 2018 Share Repurchase Plan an aggregate of 4,527,304 ADSs, representing 45,273,040 Class A ordinary shares for an aggregate denominated consideration of RMB221,932. These shares were recorded at their historical purchase cost
,
and were not canceled as of December 31, 2018.
In September 2019, the Company canceled these treasury s
t
ocks and recognized the difference between the repurchase costs and the par value in additional paid-in
capital.